                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                               EMCOR GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

EMCOR GROUP, INC.
301 Merritt Seven
Norwalk, Connecticut 06851
_________________________

NOTICE OF SPECIAL MEETING
_________________________

To the Stockholders of EMCOR Group, Inc.

     A Special Meeting of Stockholders of EMCOR Group, Inc. (the “Company”) will be held at the offices of the Company, 301 Merritt Seven, Norwalk, Connecticut 06851, on Tuesday, September 18, 2007 at 10:00 A.M. (local time) for the following purposes:

1.	To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 80,000,000 to 200,000,000 shares.

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on August 14, 2007 as the record date for determination of Stockholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof.

     Your attention is respectfully directed to the accompanying Proxy Statement. Whether or not you expect to attend the meeting in person, please complete and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.

By Order of the Board of Directors

Sheldon I. Cammaker Corporate Secretary

Norwalk, Connecticut
August 17, 2007

EMCOR GROUP, INC.
_________________________

PROXY STATEMENT
_________________________

Special Meeting of Stockholders to be Held September 18, 2007
_________________________

     The enclosed proxy is solicited by the Board of Directors of EMCOR Group, Inc., a Delaware corporation, which we refer to as “we”, “us”, the “Company” or “EMCOR, for use at a Special Meeting of Stockholders, which we refer to as the “Special Meeting”, to be held at 10:00 A.M. (local time) on Tuesday, September 18, 2007 at our offices, 301 Merritt Seven, Norwalk, Connecticut 06851 and at any adjournment or postponement of such meeting. The enclosed proxy may be revoked at any time before it is exercised by delivering a written notice to our Corporate Secretary stating that the proxy is revoked, by duly executing a proxy bearing a later date and presenting it to our Corporate Secretary, or by attending the Special Meeting and voting in person. Unless otherwise specified, proxies that are properly executed and delivered by holders of our Common Stock, par value $.01 per share, which we refer to as the “Common Stock”, will be voted in favor of the proposal set forth in the Notice of Special Meeting.

     As of August 14, 2007, we had outstanding 64,413,643 shares of Common Stock. Only Stockholders of record of Common Stock at the close of business on August 14, 2007, which we refer to as the “Record Date” are entitled to notice of, and to vote at, the Special Meeting. Each share of our Common Stock entitles the holder to one vote at the Special Meeting. The mailing address of our principal executive offices is 301 Merritt Seven, Norwalk, Connecticut 06851, and the approximate date on which this Proxy Statement and the accompanying proxy are being first sent or given to Stockholders is August 17, 2007.

     Our Common Stock was our only voting security outstanding and entitled to vote on the Record Date. The holders of record of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum for the transaction of business at the Special Meeting. Assuming the presence of a quorum at the Special Meeting, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on the proposal is required for the adoption of the Amendment. Abstentions and broker “non-votes” (a broker “non-vote” occurs if a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on the proposal) will be considered present and entitled to vote at the Special Meeting for purposes of determining a quorum. Because the proposal presented at the Special Meeting requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, abstentions and broker non-votes will have the effect of a vote against the proposal.

AMENDMENT TO CERTIFICATE OF INCORPORATION

     On August 1, 2007, our Board of Directors unanimously adopted a resolution declaring it advisable to amend Article Fourth of our Restated Certificate of Incorporation, as amended, which we refer to as the “Certificate of Incorporation”, subject to Stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Certificate of Incorporation from 80,000,000 to 200,000,000. The proposed amendment to effectuate the increase in our authorized Common Stock is attached as Exhibit A (the “Amendment”).

     Stockholders are being asked to vote in favor of the proposed Amendment. If the Amendment is approved, it will become effective upon the filing of the Amendment with the Secretary of State of the State of Delaware. To the extent shares of our Common Stock are not reserved for issuance pursuant to equity based compensation plans and programs, our authorized but unissued shares of Common Stock would be available for issuance from time to time for such purposes and for such consideration as our Board of Directors may determine to be appropriate without further action by Stockholders, except as may be required by law or the applicable regulations of the New York Stock Exchange.

     Any additional shares of our authorized Common Stock, when issued, would have the same rights and privileges as our shares of Common Stock that are currently issued and outstanding.

     If the proposed Amendment is not approved by Stockholders, the Amendment will not be adopted.

     Purposes of the Proposed Amendment. The purpose of the proposed Amendment is to have additional authorized but unissued shares of Common Stock available for issuance to meet our business needs as they arise without the expense or delay of convening a special meeting of Stockholders to approve additional authorized shares at that time. Our Board of Directors believes that it is in the Company’s best interest to increase the number of our shares of Common Stock beyond the number necessary to be reserved for issuance under equity based plans and programs. Business needs that may require additional authorized but unissued shares of our Common Stock may include stock dividends or splits, equity financings, acquisitions, adoption of new or modifying current employee benefit plans and other proper corporate purposes identified by our Board of Directors in the future. However, any future issuance of shares of our Common Stock would remain subject to separate Stockholder approval if required by law or the applicable regulations of the New York Stock Exchange. As of the date of this proxy statement, we have no specific plans, agreements or understandings to issue, or reserve for issuance, any of the additional shares of Common Stock that would be authorized by the proposed Amendment.

     Assuming Stockholders approve the Amendment, as of the Record Date, we would have 135,586,357 shares of Common Stock authorized and available for issuance. With respect to such shares authorized and available for issuance after giving effect to the Amendment, 7,396,344 shares would be reserved for issuance under our equity based plans and programs, of which 4,115,936 shares would be issuable under existing Stockholder approved plans and programs and 3,280,408 shares would be issuable under existing plans and programs not approved by Stockholders; therefore, leaving a net number of 128,190,013 shares of Common Stock authorized and available for future issuance.

     Other Potential Effects of the Proposed Amendment. There are numerous situations where we may issue shares of Common Stock without seeking Stockholder approval. The issuance of additional shares of Common Stock could have a dilutive effect on earnings per share, voting power and holdings of then current Stockholders. Under our Certificate of Incorporation, our Stockholders do not have preemptive rights to subscribe for additional securities that we may issue. In addition to these more traditional uses, the Company could issue the shares as a defense against efforts to obtain control of the Company. For example, the additional shares could be issued to dilute the stock ownership of a person attempting to acquire control of the Company. However, our Board of Directors does not intend or view the increase in the authorized Common Stock as an anti-takeover measure, and our Board of Directors has no current knowledge of any proposed or contemplated efforts by third parties to effect a change of control of the Company.

     Our Board of Directors recommends a vote “FOR” the approval of the Amendment to the Certificate of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following Table sets forth as of August 14, 2007, certain information regarding beneficial ownership of our Common Stock by each person or group known to us to be a beneficial owner of more than five percent of the outstanding shares of our Common Stock.

	Amount and Nature		Percent
Name and Address of Beneficial Owner	of Beneficial Ownership		Owned
Goldman Sachs Asset Management, L.P.	7,899,840	(1)	12.3%
32 Old Slip
New York, New York 10005

Munder Capital Management	3,314,112	(2)	5.1%
Munder Capital Center
480 Pierce Street
Birmingham, Minnesota 48009

_______________________
(1)

Based on a Schedule 13G Information Statement filed by Goldman Sachs Asset Management, L.P., which we refer to as “GSAM”. The Schedule 13G discloses that GSAM has sole dispositive power with respect to the 7,899,840 shares and sole voting power to vote 7,089,000 of such shares.

(2)

Based on Schedule 13G Information Statement filed by Munder Capital management, which we refer to as “Munder”. The Schedule 13G discloses that Munder has sole power to dispose or direct the disposition of the 3,314,112 shares and sole power to vote or direct the vote of 3,034,368 of such shares.

SECURITY OWNERSHIP OF MANAGEMENT

     The following Table sets forth as of August 14, 2007, certain information regarding the beneficial ownership of the Common Stock by each of our directors, our Chief Executive Officer, our Chief Financial Officer, our former chief financial officer, and each of our other two most highly compensated executive officers, and all our directors and executive officers as a group for the fiscal year ended December 31, 2006. Except as otherwise noted, to our knowledge, each of the persons listed below has sole voting power and investment power with respect to the shares listed next to his name.

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership(1)	Percent Owned
Frank T. MacInnis	2,589,588	3.9%
Stephen W. Bershad	297,088	*
David A.B. Brown	203,780	*
Larry J. Bump	88,734	*
Albert Fried, Jr.	269,780	*
Richard F. Hamm, Jr.	84,466	*
Michael T. Yonker	162,734	*
Anthony J. Guzzi	327,116	*
Sheldon I. Cammaker	483,826	*
Leicle E. Chesser	340,285
Mark A. Pompa	349,276	*
All directors and executive officers as a group	5,631,033	8.1%
_____________________________
* Represents less than 1%.

(1)

The information contained in the table reflects “beneficial ownership” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended. All percentages set forth in this table have been rounded.

(2)	Includes:
	•	in the case of Mr. MacInnis, 2,133,222 shares;
	•	in the case of Mr. Guzzi, 200,668 shares;
	•	in the case of Mr. Cammaker, 422,844 shares;
	•	in the case of Mr. Chesser, 269,376 shares; and
	•	in the case of Mr. Pompa, 304,276 shares;

which shares may be acquired upon the exercise of presently exercisable options or options exercisable within 60 days of the date hereof and granted pursuant to our stock option plans and programs.

Also includes:

•	in the case of Mr. MacInnis, 144,592 shares;
•	in the case of Mr. Guzzi, 69,530 shares;
•	in the case of Mr. Cammaker, 54,966 shares;
•	in the case of Mr. Chesser, 10,190 shares; and
•	in the case of Mr. Pompa, 45,000 shares;

which shares are to be issued in respect of restricted stock units.

(3)	Includes:
	•	in the case of Mr. Bershad, 237,088 shares;
	•	in the case of Mr. Brown, 199,780 shares;
	•	in the case of Mr. Bump, 85,974 shares;
	•	in the case of Mr. Fried, 211,780 shares;
	•	in the case of Mr. Hamm, 80,000 shares; and
	•	in the case of Mr. Yonker, 158,268 shares;

which shares may be acquired upon the exercise of presently exercisable options or options exercisable within 60 days of the date hereof and granted pursuant to our stock options plans and programs for non-employee directors.

(4)

Includes 4,685,056 shares that may be acquired upon the exercise of presently exercisable options or options exercisable within 60 days of the date hereof and granted pursuant to our stock options plans and programs and 370,218 shares to be issued in respect of restricted stock units.

OTHER MATTERS

     Stockholder Proposals. Stockholders’ proposals must be received by us at our headquarters in Norwalk, Connecticut on or before January 2, 2008 in order to be considered for inclusion in next year’s Proxy Statement.

     Our bylaws set forth advance notice provisions and procedures to be followed by Stockholders who wish to bring business before an Annual Meeting of Stockholders or who wish to nominate candidates for election to the Board. A Stockholder may propose business to be included in the agenda of an annual meeting only if written notice of such Stockholder’s intent is given to our Corporate Secretary not earlier than 90 days nor later than 60 days in advance of the anniversary of the date of the immediately preceding annual meeting; or

  if the date of the annual meeting occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of (a) the sixtieth day prior to such annual meeting and (b) the tenth day following the date on which a public announcement of the date of such meeting is first made.

     Each such notice must set forth certain background and other information specified in the bylaws, including a description of the proposed business and the reasons for conducting such business at the annual meeting.

     A Stockholder may nominate candidates for election to the Board at an Annual Meeting only if written notice of such Stockholder’s intent to make such nomination is given to our Corporate Secretary not earlier than 90 days nor later than 60 days in advance of the anniversary of the date of the immediately preceding annual meeting; or

  if the date of the annual meeting occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of (a) the sixtieth day prior to such annual meeting and (b) the tenth day following the date on which a public announcement of the date of such meeting is first made.

     Each such notice must set forth certain background and other information specified in the bylaws.

     The time limits described above also apply in determining whether notice is timely for purposes of Rule 14a-4(c)(1) under the Securities Exchange Act of 1934 relating to exercise of discretionary voting authority, and are separate from and in addition to the Securities and Exchange Commission’s requirements that a Stockholder must meet to have a proposal included in our proxy statement.

OTHER INFORMATION

     We will bear the cost of soliciting proxies. We expect to solicit proxies primarily by mail. Proxies also may be solicited personally and by telephone by officers and regular employees. We have retained D.F. King & Co., Inc. for solicitation of all brokers and nominees for a fee of $9,000, plus customary out-of-pocket expenses. We may reimburse brokers and other nominees for their expenses in communicating with the persons for whom they hold Common Stock.

     The Board is aware of no other matters that are to be presented to Stockholders for formal action at the Special Meeting. If, however, any other matters properly come before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS

SHELDON I. CAMMAKER Corporate Secretary

August 17, 2007

Exhibit A

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
EMCOR GROUP, INC.

It is hereby certified that:

1.	The name of the corporation (hereinafter referred to as the “Corporation”) is EMCOR Group, Inc.

2.	The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article FOURTH thereof and by substituting in lieu of said Article the following new Article:

“FOURTH. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Two Hundred and One Million (201,000,000) shares, consisting of Two Hundred Million (200,000,000) shares of Common Stock, of a par value of $.01 per share, and One Million (1,000,000) shares of Preferred Stock, of a par value of $.10 per share, in such series and with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be fixed from time to time by resolution or resolutions of the Board of Directors for each series.”

3.

The amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Executed on September     , 2007

Frank T. MacInnis Chairman of the Board of Directors and Chief Executive Officer

A-1

$ (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)$

PROXY	PROXY

EMCOR GROUP, INC.

SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 18, 2007

     The undersigned hereby appoints Frank T. MacInnis, Sheldon I. Cammaker and Mark A. Pompa and each of them with full power to act without the other and with full power of substitution, as proxies to represent and to vote, as directed herein, all shares the undersigned is entitled to vote at the special meeting of the stockholders of EMCOR Group, Inc. to be held at the offices of the Company, 301 Merritt Seven, Norwalk, Connecticut 06851, on September 18, 2007 at 10:00 A.M. (local time), and all adjournments thereof, as follows:

PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY
USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     UNLESS OTHERWISE MARKED, THE PROXIES ARE APPOINTED WITH AUTHORITY TO VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, OF EMCOR GROUP, INC.

(Continued and to be signed on the reverse side.)

EMCOR GROUP, INC.
P.O. BOX 11343
NEW YORK, N.Y. 10203-0343

$ DETACH PROXY CARD HERE$

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.	X Votes must be indicated (X) in Black or Blue Ink.	PROXY BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

	FOR	AGAINST	ABSTAIN	To change your address, please mark this box. ☐
Approval of Amendment to the Restated	☐	☐	☐
Certificate of Incorporation, as amended,
of EMCOR Group, Inc.				To include any comments, please mark this box. ☐

Share Owner sign here________________________________ Co-Owner sign here_________________________________ Date________________

In their discretion to vote upon other matters that may properly come before the meeting. Please sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.